SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2003

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events and Regulation FD Disclosure

On August 18, 2003, Mercantile Bankshares Corporation, a Maryland corporation, issued a press release announcing results of merger consideration elections by F&M Bancorp stockholders and the manner in which the aggregate cash and stock portions of the merger consideration will be allocated.

The press release issued by Mercantile is included as Exhibit 99 to this report and is incorporated into this Item 5 by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99 Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCANTILE BANKSHARES CORPORATION (Registrant)

Date: August 18, 2003	By:	/s/ TERRY L. TROUPE
Terry L. Troupe Chief Financial Officer and Treasuer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release